DEMAND PROMISSORY NOTE

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Borrower:   Psy-Ed Corporation d/b/a Exceptional Parent Magazine    Lender:

  Cardinal Debt Associates, L.P.

                    55 Kinderkamack Road

                               403 River Oaks Drive

                    Oradell, NJ 07649

                                                              Rutherford, NJ 07070

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Principal Amount: $300,000.00

Initial Rate: 9.000%

Date of Note: September 7, 2001

PROMISE TO PAY. Psy-ed Corporation d/b/a Exceptional Parent Magazine (ABorrower@) promises to pay Cardinal Debt Associates, L.P. (ALender@), or order in lawful money of the United States of America, on Demand, the principal amount of Three Hundred Thousand & 00/100 Dollars ($300,000.00). Interest shall be calculated from the date, hereof.

PAYMENT.  Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning October 31, 2001 will all subsequent interest payments to be due the same day of each month after that. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 day, multiplied by the outstanding principal balance, multiplied by the actual number of days the principle is outstanding. Borrower will pay Lender at Lender=s address shown above or at such place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to unpaid interest, and any remaining amount to principal. The principal balance due hereafter shall be paid in full on Demand.

VARIABLE INTEREST RATE. The initial rate shall be nine percent (9%) per annum from the first day of the issuance of the Note through and including the sixteith (60th day) and thereafter commencing on the sixty-first day (61st day) the interest rate shall be twelve percent (12%) per annum until payment in full of all amount due hereunder.

LATE CHARGE. If a regularly scheduled interest payment is 10 days or more late, Borrower will be charged 5.000% of the regularly scheduled interest payment. If Lender demands payment of this loan, and Borrower does not pay the loan within 30 days after Lender=s demand. Borrower also will be charged 5.000% of the sum unpaid principal plus accrued unpaid interest.

DEFAULT. Borrower will be in default of any of the following happens: (a) Borrower fails to make payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase of sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower=s property, Borrower=s ability to repay this Note or perform Borrower=s obligations under this Note or any of the Related Documents, (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower=s behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of the Borrower=s property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower=s property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower=s accounts with Lender. (g) Any guarantor dies or any of the other events described is in default section occurs with respect to any guarantor of this Note. (h) a material adverse change occurs in Borrower=s financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (I) Lender in good faith deems itself insecure.

If any default other than a default in payment, is curable and if Borrower hsa not been given a notice of breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) if the cure requires more then fifteen (15) days, immediately initiates steps which Lender deems in Lender=s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER=S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon Demand, Lender at its option, may also of permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this note to 18.000% per annum, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender=s attorneys; fees and Lender=s legal expenses whether or not there is a lawsuit, including attorneys= fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any courts costs in addition to all other sums provided by law. This Note has been delivered to Lender and accepted by Lender in the State of New Jersey. If there is a lawsuit Borrower agrees upon Lender=s request to submit to the jurisdiction of the courts of Bergen County, the State of New Jersey and Borrower hereby waive the right to any jury in any action, proceeding , or counterclaim brought by either Lender or Borrower against the other. This Note shall be governed by and construed in accordance with the laws of the State of New Jersey.

ADDITIONAL TERMS. Borrower agrees that, without limiting the right of Lender to make demand for payment, at any time as in its sole discretion; (i) if any default under this Note; (ii) any default in any obligation owed to an affiliate of Lender shall constitute a default under this note and, for purposes of this Note, an affiliate shall mean any legal entity under the control of Lender under common control with Lender; and (iii) any receipt by Lender of any adverse credit information or rating concerning Borrower or any Guarantor of the Note, or any material overdraft or series of overdrafts in any demand deposit account of Borrower or any Grantor of the Note shall constitute a default under this Note. Upon any filing in connection with a proceeding under any bankruptcy or insolvency laws involving Borrower, any Grantor of the Note, or any Grantor of collateral securing this Note, the entire unpaid principle balance on this Note and all accrued unpaid interest shall be immediately due and payable without notice and without any declaration by Lender and shall thereafter bear interest until paid as provided in this Note. This Note is secured by the Collateral described in the Commercial Security Agreement execute by Borrower and Lender dated September 7, 2000.

Borrower further agrees (i) to furnish such additional information and statements, balance sheets, and income statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts , tax returns, and other reports with respect to Borrower=s financial condition and business operations as Lender may request from time to time and (ii)that Lender is authorized to release and disclose to its affiliates, subsidiaries, servicing agents and contractors, copies of originals of any and all financial records, including, without limitation, statements, notices, financial and operating reports, balance sheets, financial statements, consultants= reports and all other documents and information relating to Borrower now or hereafter provided to generated by, Lender in connection with any loan transaction now or hereafter existing; (iii) the entities and records of Lender, including any appearing on this Note, shall be, absent manifest error, prima facie evidence of the aggregate amount or principal and accrued interest from time to time outstanding under this Note; (iv)that all financial statements furnished to Lender fairly and accurately disclose Borrower=s financial condition as of the date of the statements; and (v) that the proceeds of the loan will be used solely for business or commercial purposes.

WAIVERS AND GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waives presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. To the extent permitted by applicable law, all such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or grantor or collateral; or impair, fail to realize upon or perfect Lender=s security interest on the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. THIS NOTE IS EXECUTED UNDER SEAL. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER

Psy-ED Corporation d/b/a/ Exceptional Parent Magazine

By: s/s Joseph M. Valenzano, Jr.

      Joseph M. Valenzano, Jr., President